Exhibit 10.1(b)


         Schedule of Secured Convertible Note (new financing) Issued by
               NCT Group, Inc. to Carole Salkind on July 26, 2005


                                                                   Conversion
      Issue Date           Due Date             Principal             Price
      ----------           --------             ---------             -----
       07/26/05            01/26/06            $  350,000            $ 0.01